UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2021

FEDERAL HOME LOAN BANK OF CHICAGO
(Exact name of registrant as specified in its charter)

Federally chartered corporation		000-51401	36-6001019
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

433 West Van Buren Street, Suite 501S			60607
Chicago,	IL		(Zip Code)
(Address of principal executive offices)
(312) 565-5700
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

      The Federal Home Loan Bank of Chicago (the “Bank”) obtains most of its funds from the sale of debt securities, known as consolidated obligations, in the capital markets. Consolidated obligations, which consist of bonds and discount notes, are by regulation the joint and several obligations of the eleven Federal Home Loan Banks. The Federal Home Loan Banks are regulated by the Federal Housing Finance Agency (the “FHFA”) and FHFA’s regulations authorize the FHFA to require any Federal Home Loan Bank to repay all or a portion of the principal of or interest on consolidated obligations for which another Federal Home Loan Bank is the primary obligor. Consolidated obligations are sold to the public through the Office of Finance using authorized securities dealers. Consolidated obligations are backed only by the financial resources of the eleven Federal Home Loan Banks and are not guaranteed by the United States government.

      Schedule A sets forth all consolidated obligation bonds and discount notes committed to be issued by the Federal Home Loan Banks, for which the Bank is the primary obligor, on the trade dates indicated, other than discount notes with a maturity of one year or less that are issued in the ordinary course of business. Schedule A also includes any consolidated obligations with a remaining maturity in excess of one year, if any, for which we have assumed the primary repayment obligation from another Federal Home Loan Bank.

      We may elect to change our method of reporting information on the issuance or assumption of consolidated obligations at any time. In reviewing the information in this Current Report on Form 8-K, please note:

•although consolidated obligations issuance is material to the Bank, we have not made a judgment as to the materiality of any particular consolidated obligation or obligations;
•Schedule A does not address any interest-rate exchange agreements (or other derivative instruments) which we may enter into as a result of our asset and liability management strategies and that may be associated, directly or indirectly, with one or more of the reported consolidated obligations;
•Schedule A will not enable a reader to track changes in the total consolidated obligations outstanding for which we are the primary obligor because Schedule A generally excludes consolidated obligation discount notes with a maturity of one year or less and does not reflect whether the proceeds from the issuance of the reported consolidated obligations will be used to, among other things, replace called or maturing consolidated obligations. We will report the total consolidated obligations outstanding for which we are the primary obligor in our periodic reports filed with the Securities and Exchange Commission; and
•the principal amounts reported on Schedule A represent the principal amount of the reported consolidated obligations at par, which may not correspond to the amounts reported in our financial statements prepared in accordance with generally accepted accounting principles contained in our periodic reports filed with the Securities and Exchange Commission, because the par amount does not account for, among other things, any discounts, premiums or concessions.

Schedule A

TRADE DATE	CUSIP	SETTLEMENT DATE	MATURITY DATE	NEXT PAY DATE	CALL TYPE(1)	CALL STYLE (2)	RATE TYPE/RATE SUB-TYPE (3)(4)	NEXT CALL DATE	COUPON PCT	BANK PAR ($)
12/1/2021	3130APZY4	12/22/2021	12/22/2025	6/22/2022	Optional Principal Redemption	Bermudan	Fixed Constant	3/22/2022	1.375	20,000,000
12/1/2021	3130AQ2U6	12/17/2021	12/17/2024	6/17/2022	Optional Principal Redemption	Bermudan	Fixed Constant	3/17/2022	1.125	35,000,000
12/1/2021	3130AQ4V2	12/23/2021	12/23/2026	6/23/2022	Optional Principal Redemption	Bermudan	Fixed Step Up	3/23/2022	1.000	10,000,000
12/1/2021	3130AQ5D1	12/22/2021	12/22/2025	6/22/2022	Optional Principal Redemption	Bermudan	Fixed Constant	12/22/2022	1.200	20,000,000
12/1/2021	3130AQ5P4	12/30/2021	12/30/2026	6/30/2022	Optional Principal Redemption	Bermudan	Fixed Constant	3/30/2022	1.610	25,000,000
12/1/2021	3130AQ5P4	12/30/2021	12/30/2026	6/30/2022	Optional Principal Redemption	Bermudan	Fixed Constant	3/30/2022	1.610	25,000,000
12/1/2021	3130AQ5S8	12/30/2021	6/30/2025	6/30/2022	Optional Principal Redemption	Bermudan	Fixed Constant	3/30/2022	1.250	15,000,000
12/1/2021	3130AQ5S8	12/30/2021	6/30/2025	6/30/2022	Optional Principal Redemption	Bermudan	Fixed Constant	3/30/2022	1.250	20,000,000
12/1/2021	3130AQ5S8	12/30/2021	6/30/2025	6/30/2022	Optional Principal Redemption	Bermudan	Fixed Constant	3/30/2022	1.250	25,000,000
12/1/2021	3130AQ5X7	12/30/2021	12/30/2024	6/30/2022	Optional Principal Redemption	Bermudan	Fixed Constant	3/30/2022	1.150	10,000,000
12/1/2021	3130AQ5X7	12/30/2021	12/30/2024	6/30/2022	Optional Principal Redemption	Bermudan	Fixed Constant	3/30/2022	1.150	10,000,000
12/1/2021	3130AQ5X7	12/30/2021	12/30/2024	6/30/2022	Optional Principal Redemption	Bermudan	Fixed Constant	3/30/2022	1.150	70,000,000
12/1/2021	3130AQ6A6	12/30/2021	12/30/2026	6/30/2022	Optional Principal Redemption	Bermudan	Fixed Step Up	3/30/2022	1.000	15,000,000
12/1/2021	3130AQ6B4	12/15/2021	12/15/2025	6/15/2022	Optional Principal Redemption	Bermudan	Fixed Constant	12/15/2022	1.220	25,000,000
12/1/2021	3130AQ6E8	12/29/2021	12/29/2023	6/29/2022	Optional Principal Redemption	Bermudan	Fixed Constant	3/29/2022	0.750	10,000,000
12/1/2021	3130AQ6E8	12/29/2021	12/29/2023	6/29/2022	Optional Principal Redemption	Bermudan	Fixed Constant	3/29/2022	0.750	10,000,000
12/1/2021	3130AQ6E8	12/29/2021	12/29/2023	6/29/2022	Optional Principal Redemption	Bermudan	Fixed Constant	3/29/2022	0.750	15,000,000
12/1/2021	3130AQ6E8	12/29/2021	12/29/2023	6/29/2022	Optional Principal Redemption	Bermudan	Fixed Constant	3/29/2022	0.750	70,000,000
12/1/2021	3130AQ6G3	12/22/2021	9/22/2026	3/22/2022	Optional Principal Redemption	Canary	Fixed Step Up	3/22/2022	1.250	15,000,000
12/1/2021	3130AQ6H1	12/27/2021	12/27/2024	6/27/2022	Optional Principal Redemption	Bermudan	Fixed Constant	6/27/2022	1.090	150,000,000
12/1/2021	3130AQ6J7	12/27/2021	12/27/2024	6/27/2022	Optional Principal Redemption	Bermudan	Fixed Constant	1/27/2022	1.170	15,000,000
12/1/2021	3130AQ6M0	12/29/2021	12/29/2023	6/29/2022	Optional Principal Redemption	Bermudan	Fixed Constant	3/29/2022	0.775	125,000,000

12/2/2021	3130APZD0	12/17/2021	3/17/2025	6/17/2022	Optional Principal Redemption	Bermudan	Fixed Constant	3/17/2022	1.100	10,000,000
12/2/2021	3130AQ5S8	12/30/2021	6/30/2025	6/30/2022	Optional Principal Redemption	Bermudan	Fixed Constant	3/30/2022	1.250	25,000,000
12/2/2021	3130AQ6E8	12/29/2021	12/29/2023	6/29/2022	Optional Principal Redemption	Bermudan	Fixed Constant	3/29/2022	0.750	25,000,000
12/2/2021	3130AQ6Q1	12/21/2021	12/21/2026	6/21/2022	Optional Principal Redemption	European	Fixed Step Up	12/21/2023	0.750	15,000,000
12/2/2021	3130AQ6Q1	12/21/2021	12/21/2026	6/21/2022	Optional Principal Redemption	European	Fixed Step Up	12/21/2023	0.750	25,000,000
12/2/2021	3130AQ6U2	12/28/2021	6/28/2024	6/28/2022	Optional Principal Redemption	Bermudan	Fixed Constant	1/28/2022	1.000	25,000,000
12/2/2021	3130AQ6U2	12/28/2021	6/28/2024	6/28/2022	Optional Principal Redemption	Bermudan	Fixed Constant	1/28/2022	1.000	25,000,000
12/2/2021	3130AQ6Z1	12/29/2021	9/29/2026	3/29/2022	Optional Principal Redemption	Canary	Fixed Step Up	3/29/2022	1.250	20,000,000
12/2/2021	3130AQ7A5	12/30/2021	9/30/2025	6/30/2022	Optional Principal Redemption	Bermudan	Fixed Constant	3/30/2022	1.305	50,000,000
12/2/2021	3130AQ7C1	12/30/2021	6/30/2023	6/30/2022	Optional Principal Redemption	Bermudan	Fixed Constant	3/30/2022	0.500	75,000,000
12/2/2021	3130AQ7D9	12/29/2021	9/29/2023	3/29/2022	Optional Principal Redemption	Bermudan	Fixed Constant	3/29/2022	0.625	25,000,000
12/2/2021	3130AQ7E7	12/30/2021	6/30/2026	6/30/2022	Optional Principal Redemption	Bermudan	Fixed Constant	3/30/2022	1.500	25,000,000
12/2/2021	3130AQ7G2	12/27/2021	12/27/2024	6/27/2022	Optional Principal Redemption	Bermudan	Fixed Constant	1/27/2022	1.200	25,000,000
12/2/2021	3130AQ7K3	12/29/2021	12/29/2023	6/29/2022	Optional Principal Redemption	Bermudan	Fixed Constant	3/29/2022	0.780	100,000,000
12/2/2021	3130AQ7M9	12/27/2021	6/27/2025	6/27/2022	Optional Principal Redemption	Bermudan	Fixed Constant	1/27/2022	1.250	25,000,000
12/2/2021	3130AQA29	12/28/2021	3/28/2025	6/28/2022	Optional Principal Redemption	Bermudan	Fixed Constant	3/28/2022	1.230	15,000,000
12/2/2021	3130AQA45	12/21/2021	12/21/2026	6/21/2022	Optional Principal Redemption	European	Fixed Step Up	12/21/2023	0.800	55,000,000
12/2/2021	3130AQA60	12/28/2021	3/28/2025	3/28/2022	Optional Principal Redemption	Bermudan	Fixed Constant	3/28/2022	1.220	25,000,000
12/2/2021	3130AQA86	12/23/2021	6/23/2026	6/23/2022	Optional Principal Redemption	Bermudan	Fixed Constant	6/23/2022	1.000	49,000,000
12/3/2021	3130AQ6A6	12/30/2021	12/30/2026	6/30/2022	Optional Principal Redemption	Bermudan	Fixed Step Up	3/30/2022	1.000	15,000,000
12/3/2021	3130AQ7H0	12/30/2021	12/30/2024	6/30/2022	Optional Principal Redemption	Bermudan	Fixed Constant	3/30/2022	1.150	10,000,000
12/3/2021	3130AQA94	12/28/2021	6/28/2024	6/28/2022	Optional Principal Redemption	Bermudan	Fixed Constant	3/28/2022	1.000	50,000,000
12/3/2021	3130AQAA1	12/30/2021	12/30/2024	6/30/2022	Optional Principal Redemption	Bermudan	Fixed Constant	3/30/2022	1.150	15,000,000
12/3/2021	3130AQAB9	12/30/2021	12/30/2026	6/30/2022	Optional Principal Redemption	Bermudan	Fixed Constant	3/30/2022	1.625	25,000,000
12/3/2021	3130AQAB9	12/30/2021	12/30/2026	6/30/2022	Optional Principal Redemption	Bermudan	Fixed Constant	3/30/2022	1.625	25,000,000

12/3/2021	3130AQAC7	12/30/2021	12/30/2024	6/30/2022	Optional Principal Redemption	Bermudan	Fixed Constant	6/30/2022	1.100	25,000,000
12/3/2021	3130AQAE3	12/27/2021	12/27/2024	6/27/2022	Optional Principal Redemption	Bermudan	Fixed Constant	1/27/2022	1.200	35,000,000
12/3/2021	3130AQAH6	12/28/2021	6/28/2024	6/28/2022	Optional Principal Redemption	Bermudan	Fixed Constant	3/28/2022	1.000	25,000,000
12/3/2021	3130AQAK9	12/30/2021	12/20/2024	6/20/2022	Optional Principal Redemption	Bermudan	Fixed Constant	1/20/2022	1.250	17,000,000
12/3/2021	3130AQAK9	12/30/2021	12/20/2024	6/20/2022	Optional Principal Redemption	Bermudan	Fixed Constant	1/20/2022	1.250	25,000,000
12/3/2021	3130AQAK9	12/30/2021	12/20/2024	6/20/2022	Optional Principal Redemption	Bermudan	Fixed Constant	1/20/2022	1.250	25,000,000
12/3/2021	3130AQAM5	12/29/2021	12/29/2023	6/29/2022	Optional Principal Redemption	Bermudan	Fixed Constant	3/29/2022	0.800	125,000,000

(1)    Call Type Description:
Optional Principal Redemption bonds (callable bonds) may be redeemed by the Bank in whole or in part at its discretion on predetermined call dates, according to the terms of the bond.
Indexed Amortizing Notes (indexed principal redemption bonds) repay principal based on a predetermined amortization schedule or formula that is linked to the level of a certain index, according to the terms of the bond.
Scheduled Amortizing Notes repay principal based on a predetermined amortization schedule, according to the terms of the bond.

(2)    Call Style Description:
Indicates whether the consolidated obligation is redeemable at the option of the Bank, and if so redeemable, the type of redemption provision. The types of redemption provisions are:
•American--redeemable continuously on and after the first redemption date and until maturity.
•Bermudan--redeemable on specified recurring dates on and after the first redemption date, until maturity.
•European--redeemable on a particular date only.
•Canary--redeemable on specified recurring dates on and after the first redemption date until a specified date prior to maturity.
•Multi-European--redeemable on particular dates only.

(3)    Rate Type Description:
Conversion bonds have coupons that convert from fixed to variable, or variable to fixed, or a mix of capped coupons and non-capped coupons, or from one variable type to another, or from one U.S. or other currency index to another, according to the terms of the bond.
Fixed bonds generally pay interest at constant or stepped fixed rates over the life of the bond, according to the terms of the bond.
Variable bonds may pay interest at different rates over the life of the bond, according to the terms of the bond.

(4)    Rate Sub-Type Description :
Constant bonds generally pay interest at fixed rates over the life of the bond, according to the terms of the bond.
Step Down bonds generally pay interest at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step Up bonds generally pay interest at increasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step Up/Down bonds generally pay interest at various fixed rates for specified intervals over the life of the bond, according to the terms of the bond.

Zero Coupon bonds earn a fixed yield to maturity or the optional principal redemption date, according to the terms of the bond, with principal and interest paid at maturity, or upon redemption to the extent exercised prior to maturity.
Capped Floater bonds have an interest rate that cannot exceed a stated or calculated ceiling, according to the terms of the bond.
Dual Index Floater bonds have an interest rate determined by two or more indices, according to the terms of the bond.
Leveraged/Deleveraged bonds pay interest based on a formula that includes an expressed multiplier, according to the terms of the bond: multiplier > 1 = leveraged, multiplier < 1 = deleveraged.
Inverse Floater bonds have an interest rate that increases as an index declines and decreases as an index rises, according to the terms of the bond.
Stepped Floater bonds pay interest based on an increasing spread over an index, according to the terms of the bond.
Range bonds may pay interest at different rates depending upon whether a specified index is inside or outside a specified range, according to the terms of the bond.
Single Index Floater bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the bond.
Ratchet Floater bonds pay interest subject to increasing floors, according to the terms of the bond, such that subsequent coupons may not be lower than the previous coupon.

Signature(s)

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Chicago
By: /s/ Michael Palumbo
Name: Michael Palumbo
Date: December 7, 2021	Title: Vice President